EXHIBIT 99.4

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              New Issue Term Sheet

                           $508,417,000 (approximate)

--------------------------------------------------------------------------------

                   First Franklin Mortgage Loan Trust 2004-FF6
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                      First Franklin Financial Corporation
                                   Originator

                       Countrywide Home Loans Servicing LP
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2004-FF6






--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Transaction Summary
------------------------------------------------------------------------------------------------------------------------------
                             Expected                           Avg. Life    Mod. Dur. to                          Initial
                              Ratings                            to Call/       Call/                               Credit
             Expected      (S&P/Moody's/              Interest   Mty(yrs)      Mty(yrs)     Payment Window to    Enhancement
 Class      Amount(1)         Fitch)       Benchmark    Type      (2)(3)      (2)(3)(4)      Call/Mty(2)(3)        Level(5)
========= =============== ================ ========== ======== ============ ============== =================== ===============
--------- --------------------------------------------------------------------------------------------------------------------
  A-1                                         ***Not Offered - 144A Private Placement***
--------- --------------------------------------------------------------------------------------------------------------------
 A-2A*     $174,619,000     AAA/Aaa/AAA       1mL     Floating 0.94 / 0.94   0.94/ 0.94     08/04 - 07/06 /        17.00%
                                                                                             08/04 - 07/06
--------- --------------- ---------------- ---------- -------- ------------ -------------- ------------------- ---------------
  A-2B     $178,000,000     AAA/Aaa/AAA       1mL     Floating 4.60 / 5.07   4.41 / 4.81    07/06 - 07/12 /        17.00%
                                                                                             07/06 - 01/22
--------- --------------- ---------------- ---------- -------- ------------ -------------- ------------------- ---------------
  M-1      $57,427,000       AA/Aa2/AA        1mL     Floating 5.33 / 5.86   5.06 / 5.50    10/07 - 07/12 /        11.60%
                                                                                             10/07 - 09/18
--------- --------------- ---------------- ---------- -------- ------------ -------------- ------------------- ---------------
  M-2      $47,856,000        A/A2/A          1mL     Floating 5.31 / 5.78   4.94 / 5.31    09/07 - 07/12 /        7.10%
                                                                                             09/07 - 06/17
--------- --------------- ---------------- ---------- -------- ------------ -------------- ------------------- ---------------
  M-3      $13,293,000       A-/A3/A-         1mL     Floating 5.30 / 5.70   4.90 / 5.21    08/07 - 07/12 /        5.85%
                                                                                             08/07 - 12/15
--------- --------------- ---------------- ---------- -------- ------------ -------------- ------------------- ---------------
  B-1      $13,294,000    BBB+/Baa1/BBB+      1mL     Floating 5.30 / 5.63   4.82 / 5.08    08/07 - 07/12 /        4.60%
                                                                                             08/07 - 04/15
--------- --------------- ---------------- ---------- -------- ------------ -------------- ------------------- ---------------
  B-2      $11,166,000     BBB/Baa2/BBB       1mL     Floating 5.30 / 5.55   4.80 / 4.98    08/07 - 07/12 /        3.55%
                                                                                             08/07 - 07/14
--------- --------------- ---------------- ---------- -------- ------------ -------------- ------------------- ---------------
  B-3      $12,762,000    BBB-/Baa3/BBB-      1mL     Floating 5.29 / 5.39   4.56 / 4.63    08/07 - 07/12 /        2.35%
                                                                                             08/07 - 09/13
--------- --------------------------------------------------------------------------------------------------------------------
  B-4                                         ***Not Offered - 144A Private Placement***
--------- --------------------------------------------------------------------------------------------------------------------

(1)   Subject to a variance of plus or minus 5%.

(2)   Pricing will assume the 10% optional clean-up call is exercised.

(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.

(4)   Assumes pricing at par.

(5)   Includes 1.35% overcollateralization.

* Legal final distribution date occurs in July 2013 for the Class A-2A certificates; legal final distribution date for all other certificates will be in July 2034.

The Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                    First Franklin Mortgage Loan Trust 2004-FF6
--------------------------------------------------------------------------------
Depositor:                 Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
Originator:                First Franklin Financial Corporation
--------------------------------------------------------------------------------
Servicer:                  Countrywide Home Loans Servicing LP
--------------------------------------------------------------------------------
Trustee:                   Wells Fargo Bank, N.A.
--------------------------------------------------------------------------------
Lead Manager:              Barclays Capital Inc.
--------------------------------------------------------------------------------
Co-Manager:                Countrywide Securities Corporation
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Rating Agencies:           S&P/Moody's/Fitch
--------------------------------------------------------------------------------
Offered Certificates:      Classes A-2A, A-2B, M-1, M-2, M-3, B-1, B-2 and B-3
                           certificates
--------------------------------------------------------------------------------
LIBOR Certificates:        The Class A-1 certificates, Class B-4 certificates
                           and the Offered Certificates
--------------------------------------------------------------------------------
Expected Closing Date:     July 28, 2004
--------------------------------------------------------------------------------
Delivery:                  DTC, Euroclear and Clearstream.
--------------------------------------------------------------------------------
Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning
                           in August 2004.
--------------------------------------------------------------------------------
Final Scheduled            For the Class A-2A Certificates, the Distribution
Distribution Date:         Date occurring in July 2013, for all other remaining
                           certificates, the Distribution Date occurring in
                           July 2034.
--------------------------------------------------------------------------------
Due Period:                With respect to any Distribution Date, the period
                           commencing on the second day of the calendar month
                           preceding the month in which the Distribution Date
                           occurs and ending on the first day of the calendar
                           month in which that Distribution Date occurs.
--------------------------------------------------------------------------------
Prepayment Period:         With respect to any Distribution Date, the
                           period commencing on the 16th day of the month
                           preceding the month in which such Distribution Date
                           occurs (or in the case of the first Distribution
                           Date, commencing on the cut-off date), and ending on
                           the 15th day of the month in which such Distribution
                           Date occurs.
--------------------------------------------------------------------------------
Interest Accrual Period:   With respect to any Distribution Date, the period
                           commencing on the immediately preceding Distribution
                           Date (or, for the initial Distribution Date, the
                           closing date) and ending on the day immediately
                           preceding the current Distribution Date.
--------------------------------------------------------------------------------
Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will not include accrued interest, and
                           therefore will settle flat.
--------------------------------------------------------------------------------
Interest Day Count:        Actual/360.
--------------------------------------------------------------------------------
Interest Payment Delay:    Zero days.
--------------------------------------------------------------------------------
Cut-off Date:              July 1, 2004
--------------------------------------------------------------------------------
Tax Status:                The Offered Certificates will be treated as "regular
                           interests" in a REMIC for federal income tax
                           purposes.
--------------------------------------------------------------------------------
ERISA Eligibility:         Subject to the considerations detailed in the
                           Prospectus, all Offered Certificates are expected to
                           be ERISA eligible.
--------------------------------------------------------------------------------
SMMEA Eligibility:         The Offered Certificates are not expected to
                           constitute "mortgage related securities" for purposes
                           of SMMEA.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Certificate Group: Either the Class A-1 certificates or Class A-2 certificates, as applicable.
--------------------------------------------------------------------------------
Class A-2 Certificates:    Collectively, the Class A-2A and Class A-2B
                           certificates.
--------------------------------------------------------------------------------
Class M Certificate Group: Collectively, the Class M-1, Class M-2 and Class M-3
                           certificates.
--------------------------------------------------------------------------------
Class B Certificate Group: Collectively, the Class B-1, Class B-2, Class B-3 and
                           Class B-4 certificates.
--------------------------------------------------------------------------------
Mortgage Loans:            The mortgage loans to be included in the trust will
                           be primarily adjustable- and fixed-rate sub-prime
                           mortgage loans secured by first-lien mortgages or
                           deeds of trust on residential real properties. All of
                           the mortgage loans were purchased by an affiliate of
                           the depositor from First Franklin Financial
                           Corporation or its affiliates. On the closing date,
                           the trust will acquire the mortgage loans. The
                           aggregate scheduled principal balance of the mortgage
                           loans as of the Cut-off Date will be approximately
                           $1,063,468,846. Approximately 81.25% of the mortgage
                           loans are adjustable-rate mortgage loans and
                           approximately 18.75% are fixed-rate mortgage loans.
                           All of the mortgage loans are first-lien mortgage
                           loans. The information regarding the mortgage loans
                           set forth below that is based on the principal
                           balance of the mortgage loans as of the Cut-off Date
                           assumes the timely receipt of principal scheduled to
                           be paid on the mortgage loans as of the Cut-off Date
                           and no delinquencies or defaults, with the exception
                           of 30-to 59-day delinquencies comprising 0.01% of the
                           aggregate scheduled principal balance of the mortgage
                           loans on the Cut-off Date. See the attached
                           collateral descriptions for additional information on
                           the initial mortgage loans as of the Cut-off Date.
--------------------------------------------------------------------------------
Group I Mortgage Loans:    Approximately $639 million of mortgage loans that
                           have original principal balances that conform to the
                           original principal balance limits for one- to four-
                           family residential mortgage loan guidelines for
                           purchase adopted by Freddie Mac and Fannie Mae.
--------------------------------------------------------------------------------
Group II Mortgage Loans:   Approximately $425 million of mortgage loans that
                           predominantly have original principal balances that
                           do not conform to the original principal balance
                           limits for one- to four- family residential mortgage
                           loan guidelines for purchase adopted by Freddie Mac
                           and Fannie Mae.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Monthly Servicer Advances: The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable Servicer determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.
--------------------------------------------------------------------------------
Pricing Prepayment Speed:  Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                           ARM Mortgage Loans: 25% CPR.
--------------------------------------------------------------------------------
Credit Enhancement:        The credit enhancement provided for the benefit of
                           the holders of the certificates consists solely of:
                           (a) the use of excess interest to cover losses on the
                           mortgage loans and as a distribution of principal to
                           maintain overcollateralization; (b) the subordination
                           of distributions on the more subordinate classes of
                           certificates to the required distributions on the
                           more senior classes of certificates; and (c) the
                           allocation of losses to the most subordinate classes
                           of certificates.
--------------------------------------------------------------------------------
Senior Enhancement         For any Distribution Date, the percentage obtained by
Percentage:                dividing (x) the sum of (i) the aggregate Class
                           Certificate Balances of the Class M and Class B
                           certificates and (ii) the Subordinated Amount (in
                           each case after taking into account the distributions
                           of the related Principal Distribution Amount for that
                           Distribution Date) by (y) the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date.
--------------------------------------------------------------------------------
Stepdown Date:             The later to occur of:

                              (i)   the earlier to occur of:

                                    (a)  the Distribution Date in August 2007
                                         and

                                    (b)  the Distribution Date following the
                                         Distribution Date on which the
                                         aggregate Class Certificate Balances of
                                         the Class A certificates have been
                                         reduced to zero; and

                              (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 34.00%).
--------------------------------------------------------------------------------
Trigger Event:             Either a Cumulative Loss Trigger Event or a
                           Delinquency Trigger Event.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Delinquency Trigger Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a
                           percentage) of (x) the rolling three-month average of
                           the aggregate unpaid principal balance of mortgage
                           loans that are 60 days or more delinquent (including
                           mortgage loans in foreclosure and mortgage loans
                           related to REO property) and (y) the aggregate unpaid
                           principal balance of the mortgage loans, as of the
                           last day of the related Due Period, equals or exceeds
                           42% of the prior period's Senior Enhancement
                           Percentage.
--------------------------------------------------------------------------------
Cumulative Loss Trigger    With respect to any Distribution  Date, the
Event:                     circumstances in which the aggregate amount of
                           realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

   Distribution Date Occuring in                   Loss Percentage
   -----------------------------                   ---------------
   August 2007 through July 2008        2.500% for the first month, plus an
                                        additional 1/12th of 1.000% for each
                                          month thereafter (e.g. 3.000% in
                                                    February 2008)

   August 2008 through July 2009        3.500% for the first month, plus an
                                        additional 1/12th of 1.000% for each
                                          month thereafter (e.g. 4.000% in
                                                    February 2009)

   August 2009 through July 2010        4.500% for the first month, plus an
                                        additional 1/12th of 0.75% for each
                                          month thereafter (e.g. 4.750% in
                                                    February 2010)

   August 2010 and thereafter                           5.00%

--------------------------------------------------------------------------------
Class A-2A Turbo Trigger   With respect to any Distribution Date beginning with
Event:                     the Distribution Date in July 2011, until the Class
                           Certificate Balance of the Class A-2A certificates is
                           reduced to zero, a Class A-2A Turbo Trigger Event if
                           the Class Certificate Balance of the Class A-2A
                           certificates (after application of the Principal
                           Distribution Amount) on that Distribution Date
                           exceeds a specified amount for such Distribution
                           Date, as set forth on the attached Class A-2A Trigger
                           Balance Schedule.
--------------------------------------------------------------------------------
Optional Clean-up Call:    The Servicer may, at its option, purchase the
                           mortgage loans and REO properties and terminate the
                           trust on any Distribution Date when the aggregate
                           Stated Principal Balance of the mortgage loans, as of
                           the last day of the related due period, is equal to
                           or less than 10% of the aggregate Stated Principal
                           Balance of the mortgage loans as of the Cut-off Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Credit Enhancement         Initial Credit Enhancement  Target Credit Enhancement
                           --------------------------  -------------------------
                           Class A: 17.00%                 Class A: 34.00%
                           Class M-1: 11.60%               Class M-1: 23.20%
                           Class M-2: 7.10%                Class M-2: 14.20%
                           Class M-3: 5.85%                Class M-3: 11.70%
                           Class B-1: 4.60%                Class B-1: 9.20%
                           Class B-2: 3.55%                Class B-2: 7.10%
                           Class B-3: 2.35%                Class B-3: 4.70%
                           Class B-4: 1.35%                Class B-4: 2.70%
--------------------------------------------------------------------------------
Step-up Coupons:           For all LIBOR Certificates the interest rate will
                           increase after the Optional Clean-up Call date,
                           should the call not be exercised. At that time, the
                           Class A fixed margin will be 2x the initial fixed
                           margin and the Class M and Class B fixed margins will
                           be 1.5x the initial fixed margins.
--------------------------------------------------------------------------------
Class A-1 Pass-Through     The Class A-1 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Group I Loan Cap.
--------------------------------------------------------------------------------
Class A-2A Pass-Through    The Class A-2A certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Group II Loan Cap.
--------------------------------------------------------------------------------
Class A-2B Pass-Through    The Class A-2B certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Group II Loan Cap.
--------------------------------------------------------------------------------
Class M-1 Pass-Through     The Class M-1 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Pool Cap.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-2 Pass-Through     The Class M-2 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                              (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class M-3 Pass-Through     The Class M-3 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-1 Pass-Through     The Class B-1 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-2 Pass-Through     The Class B-2 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-3 Pass-Through     The Class B-3 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-4 Pass-Through     The Class B-4 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:

                              (iii) one-month LIBOR plus [ ] bps ([ ] bps after
                                    the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (iv)  the Pool Cap.
--------------------------------------------------------------------------------
Group I Loan Cap:          Product of:

                              (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Group II Loan Cap:         Product of:

                              (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------
Pool Cap:                  Product of:

                              (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee
                                    Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------
Group Subordinate Amount:  For any Distribution Date,

                              (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such Distribution Date and

                              (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Basis Risk Carry Forward   If on any Distribution Date the sum of:
Amount:                    (x) the excess of:

                              (i)   the amount of interest that class of
                                    certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, over

                              (ii)  the amount of interest that class of
                                    certificates received on that Distribution
                                    Date based on the Group I Loan Cap, the
                                    Group II Loan Cap, or the Pool Cap, as
                                    applicable, and

                           (y) the unpaid portion of any such excess described
                               in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).
--------------------------------------------------------------------------------
Interest Distributions on  On each Distribution Date and after payments of
the LIBOR Certificates:    servicing and trustee fees and other expenses,
                           interest distributions from the Interest Remittance
                           Amount will be allocated as follows:

                           (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata to the Class A-2 Certificates;

                           (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                           (iii) To the Class M-1 certificates, its Accrued Certificate Interest;

                           (iv) To the Class M-2 certificates, its Accrued Certificate Interest;

                           (v) To the Class M-3 certificates, its Accrued Certificate Interest;

                           (vi) To the Class B-1 certificates, its Accrued Certificate Interest;

                           (vii) To the Class B-2 certificates, its Accrued Certificate Interest;

                           (viii) To the Class B-3 certificates, its Accrued
                                  Certificate Interest; and

                           (ix) To the Class B-4 certificates, its Accrued Certificate Interest.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Distribution on  On each Distribution Date (a) prior to the Stepdown
the LIBOR Certificates:    Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Principal
                           Distribution Amount will be allocated as follows:

                           (i) to the Class A certificates, allocated between the Class A certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (v) to the Class B-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (vii) to the Class B-3 certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                           (viii) to the Class B-4 certificates, until the Class Certificate Balance thereof has been reduced to zero

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                           (v) to the Class B-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Distribution on
the LIBOR Certificates     (vi)     to the Class B-2 certificates, the lesser of
(cont'd):                           the remaining Principal Distribution Amount
                                    and the Class B-2 Principal Distribution
                                    Amount, until the Class Certificate Balance thereof has been reduced to zero;

                           (vii) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

                           (viii)   to the Class B-4 certificates, the lesser of
                                    the remaining Principal Distribution Amount
                                    and the Class B-4 Principal Distribution
                                    Amount, until the Class Certificate Balance
                                    thereof has been reduced to zero.
--------------------------------------------------------------------------------
Allocation of Principal    All principal distributions to the holders of the
Payments to Class A        Class A certificates on any Distribution Date will be
Certificates:              allocated concurrently between the Class A-1
                           certificates, on the one hand, and the Class A-2
                           Certificates, on the other hand, based on the Class A
                           Principal Allocation Percentage for the Class A-1 certificates and the Class A-2 certificates, as applicable. However, if the Class Certificate
                           Balances of the Class A certificates in either Class
                           A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent
                           Distribution Dates, will be distributed to the holders of the Class A certificates in the other
                           Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class
                           Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2 certificates will be made first from payments relating to the Group II Mortgage Loans.

                           Any principal distributions allocated to the Class A-2 certificates will be allocated first, to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, and second, to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero.

                           Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 certificates will be distributed pro rata between the Class A-2A and Class A-2B certificates.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Cap Provider:              Barclays Bank PLC, as Cap Provider, is a bank
                           authorized and regulated by the United Kingdom's
                           Financial Services Authority and is a member of the
                           London Stock Exchange. Barclays Bank PLC engages in a
                           diverse banking and investment banking business and
                           regularly engages in derivatives transactions in a
                           variety of markets. As of the date hereof, Barclays
                           Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by
                           Moody's.
--------------------------------------------------------------------------------
Interest Rate Cap          The Offered Certificates will have the benefit of
Agreements:                three interest rate cap agreements provided by the
                           Cap Provider. All obligations of the trust under the
                           interest rate cap agreements will be paid on or prior
                           to the Closing Date.
--------------------------------------------------------------------------------
Class A-2 Interest Rate    The Class A-2 certificates will have the benefit of
Cap:                       an interest rate cap agreement (the "Class A-2 Cap
                           Agreement"), with an initial notional amount of
                           $35,261,900 provided by the Cap Provider. In
                           connection with the first 36 Distribution Dates, the
                           Cap Provider will be obligated under the Class A-2
                           Cap Agreement to pay to the trustee, for deposit into
                           the Excess Reserve Fund Account, an amount equal to
                           the product of (a) the excess, if any, of the lesser
                           of (i) the 1-month LIBOR rate as of that Distribution
                           Date and (ii) a cap ceiling rate of 9.65%, over a
                           specified cap strike rate (ranging from 5.45% to
                           9.18%), and (b) the product of the Class A-2 notional
                           balance and the index rate multiplier set forth in
                           the attached Interest Rate Cap Schedule for that
                           Distribution Date, based on an "actual/360" basis.
                           The Cap Provider's obligations under the Class A-2
                           Cap Agreement will terminate following the
                           Distribution Date in July 2007.
--------------------------------------------------------------------------------
Class M Interest Rate Cap: The Class M certificates will have the benefit of an interest rate cap agreement (the "Class M Cap
                           Agreement"), with an initial notional amount of
                           $11,857,600 provided by the Cap Provider. In
                           connection with the first 45 Distribution Dates, the
                           Cap Provider will be obligated under the Class M Cap
                           Agreement to pay to the trustee, for deposit into the
                           Excess Reserve Fund Account, an amount equal to the
                           product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a
                           cap ceiling rate of 8.57%, over a specified cap
                           strike rate (ranging from 4.79% to 8.57%), and (b)
                           the product of the Class M notional balance and the
                           index rate multiplier set forth in the attached
                           Interest Rate Cap Schedule for that Distribution
                           Date, based on an "actual/360" basis. The Cap
                           Provider's obligations under the Class M Cap
                           Agreement will terminate following the Distribution
                           Date in April 2008.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B Interest Rate Cap: The Class B certificates will have the benefit of an interest rate cap agreement (the "Class B Cap
                           Agreement"), with an initial notional amount of
                           $4,785,700 provided by the Cap Provider. In
                           connection with the first 45 Distribution Dates, the
                           Cap Provider will be obligated under the Class B Cap
                           Agreement to pay to the trustee, for deposit into the
                           Excess Reserve Fund Account, an amount equal to the
                           product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a
                           cap ceiling rate of 6.82%, over a specified cap
                           strike rate (ranging from 3.04% to 6.82%), and (b)
                           the product of the Class B notional balance and the
                           index rate multiplier set forth in the attached
                           Interest Rate Cap Schedule for that Distribution
                           Date, based on an "actual/360" basis. The Cap
                           Provider's obligations under the Class B Cap
                           Agreement will terminate following the Distribution
                           Date in April 2008.
--------------------------------------------------------------------------------
Allocation of Net Monthly  For any Distribution Date, any Net Monthly Excess
Excess Cash Flow:          Cash Flow shall be paid as follows:

                           (a) to the holders of the Class M-1 certificates, any
                               Unpaid Interest Amount;

                           (b) to the holders of the Class M-1 certificates, any
                               Unpaid Realized Loss Amount;

                           (c) to the holders of the Class M-2 certificates, any
                               Unpaid Interest Amount;

                           (d) to the holders of the Class M-2 certificates, any
                               Unpaid Realized Loss Amount;

                           (e) to the holders of the Class M-3 certificates, any
                               Unpaid Interest Amount;

                           (f) to the holders of the Class M-3 certificates, any
                               Unpaid Realized Loss Amount;

                           (g) to the holders of the Class B-1 certificates, any
                               Unpaid Interest Amount;

                           (h) to the holders of the Class B-1 certificates, any
                               Unpaid Realized Loss Amount;

                           (i) to the holders of the Class B-2 certificates, any
                               Unpaid Interest Amount;

                           (j) to the holders of the Class B-2 certificates, any
                               Unpaid Realized Loss Amount;

                           (k) to the holders of the Class B-3 certificates, any
                               Unpaid Interest Amount;

                           (l) to the holders of the Class B-3 certificates, any
                               Unpaid Realized Loss Amount;

                           (m) to the holders of the Class B-4 certificates, any
                               Unpaid Interest Amount;

                           (n) to the holders of the Class B-4 certificates, any
                               Unpaid Realized Loss Amount;

                           (o) to the Excess Reserve Fund Account, the amount of
                               any Basis Risk Payment for that Distribution
                               Date;

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net Monthly  (p) (i) from any Class A-2 Interest Rate Cap Payment
Excess Cash Flow (cont'd):     on deposit in the Excess Reserve Fund Account
                               with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry
                               Forward Amount with respect to the Class A-2 certificates for that Distribution Date, allocated (a) first, between the Class A-2A and Class A-2B certificates, pro rata, based upon their respective Class Certificate Balances and
                               (b) second, any remaining amounts to the Class
                               A-2A and Class A-2B certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (ii) from any Class M Interest Cap
                               Payment on deposit in the Excess Reserve Fund
                               Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis
                               Risk Carry Forward Amount with respect to the Class M certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class
                               M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward
                               Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B
                               Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based on any Basis Risk Carry Forward
                               Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                           (q) from funds on deposit in the Excess Reserve Fund
                               Account (not including any Interest Rate Cap
                               Payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates;

                           (r) in the event that the Class A-2A Turbo Trigger
                               Event is in effect, to make additional principal distributions to the Class A-2A certificates in the amount of the Class A-2A Turbo Trigger Event Payment Amount until the Class Certificate Balance of the Class A-2A certificates is reduced to zero;

                           (s) to the Class X certificates, those amounts as
                               described in the pooling and servicing agreement; and

                           (t) to the holders of the Class R certificates, any
                               remaining amount.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest Remittance        With respect to any Distribution Date and the
Amount:                    mortgage loans in a loan group, that portion of
                           available funds attributable to interest relating to
                           mortgage loans in that mortgage loan group.
--------------------------------------------------------------------------------
Accrued Certificate        For each class of LIBOR Certificates on any
Interest:                  Distribution Date, the amount of interest accrued
                           during the related Interest Accrual Period on the
                           related Class Certificate Balance immediately prior
                           to such Distribution Date at the related Pass-Through
                           Rate, as reduced by that class's share of net
                           prepayment interest shortfalls and any shortfalls
                           resulting from the application of the Servicemembers
                           Civil Relief Act or any similar state statute.
--------------------------------------------------------------------------------
Principal Distribution     For each Distribution Date will equal the sum of
Amount:                    (i) the Basic Principal Distribution Amount for that
                           Distribution Date and (ii) the Extra Principal
                           Distribution Amount for that Distribution Date.
--------------------------------------------------------------------------------
Basic Principal            With respect to any Distribution Date, the excess of
Distribution Amount:       (i) the aggregate Principal Remittance Amount for
                           that Distribution Date over (ii) the Excess
                           Subordinated Amount, if any, for that Distribution
                           Date.
--------------------------------------------------------------------------------
Net Monthly Excess Cash    Available Funds remaining after the amount necessary
Flow:                      to make all payments of interest and principal to the
                           LIBOR certificates.
--------------------------------------------------------------------------------
Extra Principal            As of any Distribution Date, the lesser of (x) the
Distribution Amount:       related Total Monthly Excess Spread for that
                           Distribution Date and (y) the related Subordination
                           Deficiency, if any, for that Distribution Date.
--------------------------------------------------------------------------------
Total Monthly Excess       As to any Distribution Date equals the excess, if
Spread:                    any, of (x) the interest on the mortgage loans
                           received by the Servicer on or prior to the related
                           Determination Date or advanced by the Servicer for
                           the related Servicer Remittance Date, net of the
                           servicing fee and the trustee fee, over (y) the
                           amount paid as interest to the LIBOR Certificates at
                           their respective Pass-Through Rates.
--------------------------------------------------------------------------------
Subordinated Amount:       With respect to any Distribution Date, the excess, if
                           any, of (a) the aggregate Stated Principal Balance of
                           the mortgage loans for that Distribution Date (after
                           taking into account the distribution of principal to
                           the mortgage loans for such Distribution Date) over
                           (b) the aggregate Class Certificate Balance of the
                           LIBOR Certificates as of that date (after taking into
                           account the distribution of the Principal Remittance
                           Amount on those certificates on that Distribution
                           Date).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Specified Subordinated     Prior to the Stepdown Date, an amount equal to 1.35%
Amount:                    of the aggregate Stated Principal Balance of the
                           mortgage loans as of the Cut-off Date. On and after
                           the Stepdown Date, an amount equal to 2.70% of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date, subject to a
                           minimum amount equal to 0.50% of the aggregate Stated
                           Principal Balance of the mortgage loans as of the
                           Cut-off Date; provided, however, that if, on any
                           Distribution Date, a Trigger Event exists, the
                           Specified Subordinated Amount will not be reduced to
                           the applicable percentage of the then Stated
                           Principal Balance of the mortgage loans but instead
                           remain the same as the prior period's Specified
                           Subordinated Amount until the Distribution Date on
                           which a Trigger Event no longer exists. When the
                           Class Certificate Balance of each class of LIBOR
                           Certificates has been reduced to zero, the Specified
                           Subordinated Amount will thereafter equal zero.
--------------------------------------------------------------------------------
Excess Subordinated        With respect to any Distribution Date, the excess, if
Amount:                    any, of (a) the Subordinated Amount on that
                           Distribution Date over (b) the Specified Subordinated
                           Amount.
--------------------------------------------------------------------------------
Subordination Deficiency:  With respect to any Distribution Date, the excess, if any, of (a) the Specified Subordinated Amount for
                           that Distribution Date over (b) the Subordinated
                           Amount for that Distribution Date.
--------------------------------------------------------------------------------
Principal Remittance       With respect to any Distribution Date, to the extent
Amount:                    of funds available as described in the prospectus
                           supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance
                           Date; (ii) all full and partial principal prepayments on mortgage loans received during the related
                           Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior
                           Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution
                           Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional
                           Clean-up Call (to the extent they relate to principal).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Principal          For any Distribution Date is the percentage
Allocation Percentage:     equivalent of a fraction, determined as follows:

                           (1) with respect to the Class A-1 certificates, a
                               fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                           (2) with respect to the Class A-2 certificates, a
                               fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.
--------------------------------------------------------------------------------
Class A Principal          For any Distribution Date is the excess of (a) the
Distribution Amount:       aggregate Class Certificate Balance of the Class A
                           certificates immediately prior to that Distribution
                           Date over (b) the lesser of (x) approximately 66.00%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans for that Distribution Date and (y) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $5,317,344.
--------------------------------------------------------------------------------
Class A-2A Turbo Trigger   With respect to any Distribution Date, the lesser of
Event Payment Amount:      (a) the amount of funds remaining after making
                           payments pursuant to clause (q) of the Allocation of
                           Net Monthly Excess Cash Flow described above and (b)
                           the Class Certificate Balance of the Class A-2A
                           certificates (after application of Principal
                           Distribution Amount on that Distribution Date).
--------------------------------------------------------------------------------
Class M-1 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking
                           into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date) and
                           (b) the Class Certificate Balance of the Class M-1
                           certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 76.80%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans for that Distribution Date and (b) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $5,317,344.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-2 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking
                           into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b)
                           the Class Certificate Balance of the Class M-1
                           certificates (after taking into account distribution
                           of the Class M-1 Principal Distribution Amount on
                           that Distribution Date) and (c) the Class Certificate
                           Balance of the Class M-2 certificates immediately
                           prior to that Distribution Date over (ii) the lesser
                           of (a) approximately 85.80% of the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date and (b) the excess, if any, of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date over $5,317,344.
--------------------------------------------------------------------------------
Class M-3 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking
                           into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b)
                           the Class Certificate Balance of the Class M-1
                           certificates (after taking into account distribution
                           of the Class M-1 Principal Distribution Amount on
                           that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking
                           into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date) and
                           (d) the Class Certificate Balance of the Class M-3
                           certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 88.30%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans for that Distribution Date and (b) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $5,317,344.
--------------------------------------------------------------------------------
Class B-1 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking
                           into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b)
                           the Class Certificate Balance of the Class M-1
                           certificates (after taking into account distribution
                           of the Class M-1 Principal Distribution Amount on
                           that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking
                           into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date), (d)
                           the Class Certificate Balance of the Class M-3
                           certificates (after taking into account distribution
                           of the Class M-3 Principal Distribution Amount on
                           that Distribution Date) and (e) the Class Certificate
                           Balance of the Class B-1 certificates immediately
                           prior to that Distribution Date over (ii) the lesser
                           of (a) approximately 90.80% of the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date and (b) the excess, if any, of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date over $5,317,344.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-2 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking
                           into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b)
                           the Class Certificate Balance of the Class M-1
                           certificates (after taking into account distribution
                           of the Class M-1 Principal Distribution Amount on
                           that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking
                           into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date), (d)
                           the Class Certificate Balance of the Class M-3
                           certificates (after taking into account distribution
                           of the Class M-3 Principal Distribution Amount on
                           that Distribution Date), (e) the Class Certificate
                           Balance of the Class B-1 certificates (after taking
                           into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date) and
                           (f) the Class Certificate Balance of the Class B-2
                           certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 92.90%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans on that Distribution Date and (b) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans on that Distribution
                           Date over $5,317,344.
--------------------------------------------------------------------------------
Class B-3 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking
                           into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b)
                           the Class Certificate Balance of the Class M-1
                           certificates (after taking into account distribution
                           of the Class M-1 Principal Distribution Amount on
                           that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking
                           into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date), (d)
                           the Class Certificate Balance of the Class M-3
                           certificates (after taking into account distribution
                           of the Class M-3 Principal Distribution Amount on
                           that Distribution Date), (e) the Class Certificate
                           Balance of the Class B-1 certificates (after taking
                           into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date), (f)
                           the Class Certificate Balance of the Class B-2
                           certificates (after taking into account distribution
                           of the Class B-2 Principal Distribution Amount on
                           that Distribution Date), and (g) the Class
                           Certificate Balance of the Class B-3 certificates
                           immediately prior to that Distribution Date over (ii)
                           the lesser of (a) approximately 95.30% of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date and (b) the excess,
                           if any, of the aggregate Stated Principal Balance of
                           the mortgage loans for that Distribution Date over
                           $5,317,344.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-4 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking
                           into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b)
                           the Class Certificate Balance of the Class M-1
                           certificates (after taking into account distribution
                           of the Class M-1 Principal Distribution Amount on
                           that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking
                           into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date), (d)
                           the Class Certificate Balance of the Class M-3
                           certificates (after taking into account distribution
                           of the Class M-3 Principal Distribution Amount on
                           that Distribution Date), (e) the Class Certificate
                           Balance of the Class B-1 certificates (after taking
                           into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date), (f)
                           the Class Certificate Balance of the Class B-2
                           certificates (after taking into account distribution
                           of the Class B-2 Principal Distribution Amount on
                           that Distribution Date), (g) the Class Certificate
                           Balance of the Class B-3 certificates (after taking
                           into account distribution of the Class B-3 Principal
                           Distribution Amount on that Distribution Date), and
                           (h) the Class Certificate Balance of the Class B-4
                           certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 97.30%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans for that Distribution Date and (b) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $5,317,344.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                  50           60           75           100          125          150          175
------------------------------------------------------------------------------------------------------------------------------
A-2A     WAL (yrs)                      1.87         1.57         1.26         0.94         0.74         0.61         0.51
         First Payment Date          8/25/2004     8/25/2004    8/25/2004    8/25/2004    8/25/2004    8/25/2004    8/25/2004
         Expected Final Maturity     7/25/2008    11/25/2007    3/25/2007    7/25/2006    2/25/2006   10/25/2005    8/25/2005
         Window                        1 - 48       1 - 40       1 - 32       1 - 24       1 - 19       1 - 15       1 - 13
------------------------------------------------------------------------------------------------------------------------------
A-2B     WAL (yrs)                      9.10         7.71         6.22         4.60         3.49         2.65         1.99
         First Payment Date          7/25/2008    11/25/2007    3/25/2007    7/25/2006    2/25/2006   10/25/2005    8/25/2005
         Expected Final Maturity     11/25/2019    8/25/2017    3/25/2015    7/25/2012   10/25/2010    8/25/2009    9/25/2008
         Window                       48 - 184     40 - 157     32 - 128      24 - 96      19 - 75      15 - 61      13 - 50
------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                     10.29         8.74         7.06         5.33         4.52         4.33         4.16
         First Payment Date          9/25/2009    11/25/2008   12/25/2007   10/25/2007    1/25/2008    4/25/2008    9/25/2008
         Expected Final Maturity     11/25/2019    8/25/2017    3/25/2015    7/25/2012   10/25/2010    8/25/2009    9/25/2008
         Window                       62 - 184     52 - 157     41 - 128      39 - 96      42 - 75      45 - 61      50 - 50
------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                     10.29         8.74         7.06         5.31         4.41         4.00         3.93
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    9/25/2007   10/25/2007   12/25/2007    2/25/2008
         Expected Final Maturity     11/25/2019    8/25/2017    3/25/2015    7/25/2012   10/25/2010    8/25/2009    9/25/2008
         Window                       62 - 184     52 - 157     41 - 128      38 - 96      39 - 75      41 - 61      43 - 50
------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                     10.29         8.74         7.06         5.30         4.36         3.88         3.68
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007   10/25/2007   11/25/2007    1/25/2008
         Expected Final Maturity     11/25/2019    8/25/2017    3/25/2015    7/25/2012   10/25/2010    8/25/2009    9/25/2008
         Window                       62 - 184     52 - 157     41 - 128      37 - 96      39 - 75      40 - 61      42 - 50
------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                     10.29         8.74         7.06         5.30         4.34         3.84         3.59
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007    9/25/2007   10/25/2007   11/25/2007
         Expected Final Maturity     11/25/2019    8/25/2017    3/25/2015    7/25/2012   10/25/2010    8/25/2009    9/25/2008
         Window                       62 - 184     52 - 157     41 - 128      37 - 96      38 - 75      39 - 61      40 - 50
------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                     10.29         8.74         7.06         5.30         4.33         3.81         3.53
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007    9/25/2007    9/25/2007   10/25/2007
         Expected Final Maturity     11/25/2019    8/25/2017    3/25/2015    7/25/2012   10/25/2010    8/25/2009    9/25/2008
         Window                       62 - 184     52 - 157     41 - 128      37 - 96      38 - 75      38 - 61      39 - 50
------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                     10.29         8.74         7.06         5.29         4.32         3.77         3.47
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007    8/25/2007    9/25/2007    9/25/2007
         Expected Final Maturity     11/25/2019    8/25/2017    3/25/2015    7/25/2012   10/25/2010    8/25/2009    9/25/2008
         Window                       62 - 184     52 - 157     41 - 128      37 - 96      37 - 75      38 - 61      38 - 50
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                  50           60           75           100          125          150          175
------------------------------------------------------------------------------------------------------------------------------
A-2A     WAL (yrs)                      1.87         1.57         1.26         0.94         0.74         0.61         0.51
         First Payment Date          8/25/2004     8/25/2004    8/25/2004    8/25/2004    8/25/2004    8/25/2004    8/25/2004
         Expected Final Maturity     7/25/2008    11/25/2007    3/25/2007    7/25/2006    2/25/2006   10/25/2005    8/25/2005
         Window                        1 - 48       1 - 40       1 - 32       1 - 24       1 - 19       1 - 15       1 - 13
------------------------------------------------------------------------------------------------------------------------------
A-2B     WAL (yrs)                      9.82         8.41         6.83         5.07         3.87         2.96         2.16
         First Payment Date          7/25/2008    11/25/2007    3/25/2007    7/25/2006    2/25/2006   10/25/2005    8/25/2005
         Expected Final Maturity     11/25/2031    2/25/2030   11/25/2026    1/25/2022    6/25/2018   11/25/2015   12/25/2013
         Window                       48 - 328     40 - 307     32 - 268     24 - 210     19 - 167     15 - 136     13 - 113
------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                     11.13         9.54         7.75         5.86         4.95         4.67         5.12
         First Payment Date          9/25/2009    11/25/2008   12/25/2007   10/25/2007    1/25/2008    4/25/2008   10/25/2008
         Expected Final Maturity     12/25/2028    7/25/2026    1/25/2023    9/25/2018    9/25/2015    8/25/2013    1/25/2012
         Window                       62 - 293     52 - 264     41 - 222     39 - 170     42 - 134     45 - 109      51 - 90
------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                     11.06         9.46         7.68         5.78         4.78         4.30         4.19
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    9/25/2007   10/25/2007   12/25/2007    2/25/2008
         Expected Final Maturity     7/25/2027    12/25/2024    8/25/2021    6/25/2017   10/25/2014   10/25/2012    5/25/2011
         Window                       62 - 276     52 - 245     41 - 205     38 - 155     39 - 123      41 - 99      43 - 82
------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                     10.95         9.36         7.58         5.70         4.68         4.14         3.90
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007   10/25/2007   11/25/2007    1/25/2008
         Expected Final Maturity     5/25/2025    10/25/2022    8/25/2019   12/25/2015    6/25/2013   10/25/2011    7/25/2010
         Window                       62 - 250     52 - 219     41 - 181     37 - 137     39 - 107      40 - 87      42 - 72
------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                     10.86         9.27         7.51         5.63         4.61         4.06         3.78
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007    9/25/2007   10/25/2007   11/25/2007
         Expected Final Maturity     6/25/2024    11/25/2021   10/25/2018    4/25/2015   12/25/2012    5/25/2011    3/25/2010
         Window                       62 - 239     52 - 208     41 - 171     37 - 129     38 - 101      39 - 82      40 - 68
------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                     10.72         9.13         7.39         5.55         4.53         3.97         3.67
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007    9/25/2007    9/25/2007   10/25/2007
         Expected Final Maturity     3/25/2023     9/25/2020   10/25/2017    7/25/2014    5/25/2012   11/25/2010   10/25/2009
         Window                       62 - 224     52 - 194     41 - 159     37 - 120      38 - 94      38 - 76      39 - 63
------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                     10.45         8.89         7.18         5.39         4.39         3.83         3.53
         First Payment Date          9/25/2009    11/25/2008   12/25/2007    8/25/2007    8/25/2007    9/25/2007    9/25/2007
         Expected Final Maturity     10/25/2021    6/25/2019    9/25/2016    9/25/2013    9/25/2011    5/25/2010    5/25/2009
         Window                       62 - 207     52 - 179     41 - 146     37 - 110      37 - 86      38 - 70      38 - 58
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


CPR Sensitivity
To CALL

-------------------------------------------------------------------------------
CPR (%)                                    20            25            30
-------------------------------------------------------------------------------
A-2A      WAL (yrs)                       1.09          0.86          0.70
          First Payment Date           8/25/2004      8/25/2004     8/25/2004
          Expected Final Maturity      11/25/2006     5/25/2006     1/25/2006
          Window                         1 - 28        1 - 22        1 - 18
-------------------------------------------------------------------------------
A-2B      WAL (yrs)                       5.65          4.42          3.50
          First Payment Date           11/25/2006     5/25/2006     1/25/2006
          Expected Final Maturity      4/25/2014      4/25/2012    11/25/2010
          Window                        28 - 117       22 - 93       18 - 76
-------------------------------------------------------------------------------
M-1       WAL (yrs)                       6.44          5.20          4.56
          First Payment Date           8/25/2007     10/25/2007     1/25/2008
          Expected Final Maturity      4/25/2014      4/25/2012    11/25/2010
          Window                        37 - 117       39 - 93       42 - 76
-------------------------------------------------------------------------------
M-2       WAL (yrs)                       6.44          5.17          4.45
          First Payment Date           8/25/2007      9/25/2007    10/25/2007
          Expected Final Maturity      4/25/2014      4/25/2012    11/25/2010
          Window                        37 - 117       38 - 93       39 - 76
-------------------------------------------------------------------------------
M-3       WAL (yrs)                       6.44          5.16          4.40
          First Payment Date           8/25/2007      9/25/2007    10/25/2007
          Expected Final Maturity      4/25/2014      4/25/2012    11/25/2010
          Window                        37 - 117       38 - 93       39 - 76
-------------------------------------------------------------------------------
B-1       WAL (yrs)                       6.44          5.15          4.38
          First Payment Date           8/25/2007      8/25/2007     9/25/2007
          Expected Final Maturity      4/25/2014      4/25/2012    11/25/2010
          Window                        37 - 117       37 - 93       38 - 76
-------------------------------------------------------------------------------
B-2       WAL (yrs)                       6.44          5.14          4.37
          First Payment Date           8/25/2007      8/25/2007     9/25/2007
          Expected Final Maturity      4/25/2014      4/25/2012    11/25/2010
          Window                        37 - 117       37 - 93       38 - 76
-------------------------------------------------------------------------------
B-3       WAL (yrs)                       6.43          5.14          4.35
          First Payment Date           8/25/2007      8/25/2007     8/25/2007
          Expected Final Maturity      4/25/2014      4/25/2012    11/25/2010
          Window                        37 - 117       37 - 93       37 - 76
-------------------------------------------------------------------------------
B-4       WAL (yrs)                       6.13          4.90          4.14
          First Payment Date           8/25/2007      8/25/2007     8/25/2007
          Expected Final Maturity      1/25/2014      2/25/2012     9/25/2010
          Window                        37 - 114       37 - 91       37 - 74
-------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

-------------------------------------------------------------------------------
CPR (%)                                    20             25            30
-------------------------------------------------------------------------------
A-2A      WAL (yrs)                       1.09           0.86          0.70
          First Payment Date           8/25/2004       8/25/2004     8/25/2004
          Expected Final Maturity      11/25/2006      5/25/2006     1/25/2006
          Window                         1 - 28         1 - 22        1 - 18
-------------------------------------------------------------------------------
A-2B      WAL (yrs)                       6.23           4.89          3.89
          First Payment Date           11/25/2006      5/25/2006     1/25/2006
          Expected Final Maturity      6/25/2025       8/25/2021     9/25/2018
          Window                        28 - 251       22 - 205      18 - 170
-------------------------------------------------------------------------------
M-1       WAL (yrs)                       7.09           5.73          5.00
          First Payment Date           8/25/2007      10/25/2007     1/25/2008
          Expected Final Maturity      9/25/2021       5/25/2018    12/25/2015
          Window                        37 - 206       39 - 166      42 - 137
-------------------------------------------------------------------------------
M-2       WAL (yrs)                       7.02           5.64          4.83
          First Payment Date           8/25/2007       9/25/2007    10/25/2007
          Expected Final Maturity      4/25/2020       3/25/2017    12/25/2014
          Window                        37 - 189       38 - 152      39 - 125
-------------------------------------------------------------------------------
M-3       WAL (yrs)                       6.93           5.56          4.73
          First Payment Date           8/25/2007       9/25/2007    10/25/2007
          Expected Final Maturity      6/25/2018       8/25/2015     8/25/2013
          Window                        37 - 167       38 - 133      39 - 109
-------------------------------------------------------------------------------
B-1       WAL (yrs)                       6.86           5.49          4.66
          First Payment Date           8/25/2007       8/25/2007     9/25/2007
          Expected Final Maturity      9/25/2017       1/25/2015     2/25/2013
          Window                        37 - 158       37 - 126      38 - 103
-------------------------------------------------------------------------------
B-2       WAL (yrs)                       6.75           5.39          4.58
          First Payment Date           8/25/2007       8/25/2007     9/25/2007
          Expected Final Maturity      10/25/2016      4/25/2014     7/25/2012
          Window                        37 - 147       37 - 117       38 - 96
-------------------------------------------------------------------------------
B-3       WAL (yrs)                       6.56           5.24          4.43
          First Payment Date           8/25/2007       8/25/2007     8/25/2007
          Expected Final Maturity      9/25/2015       6/25/2013    10/25/2011
          Window                        37 - 134       37 - 107       37 - 87
-------------------------------------------------------------------------------
B-4       WAL (yrs)                       6.13           4.90          4.14
          First Payment Date           8/25/2007       8/25/2007     8/25/2007
          Expected Final Maturity      1/25/2014       2/25/2012     9/25/2010
          Window                        37 - 114        37 - 91       37 - 74
-------------------------------------------------------------------------------


Breakeven CDR Analysis
----------------------
--------------------------------------------       ------------------------------------------------------------------------

Assumptions:                                           Class                CDR                      Cumulative Loss (1)
------------                                           -----                ---                      -------------------
PPC: 100%                                               M-1               12.529%                           16.23%

Triggers in effect (i.e., Triggers Failing)             M-2                8.394%                           11.95%

Forward LIBOR                                           M-3                7.337%                           10.72%

Lag to Recovery: 12 Months                              B-1                6.291%                           9.43%

Loss Severity: 50%                                      B-2                5.449%                           8.35%

To Maturity                                             B-3                4.582%                           7.18%

                                                   (1) As a percentage of the mortgage loan balance as of the Cut-off Date.
--------------------------------------------       ------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date      A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-------------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
                       Actual/360    Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
      August 2004            10.00         9.50           9.50           9.50           9.50           9.50           9.50
   September 2004            10.00         9.50           9.50           9.50           9.50           9.50           9.50
     October 2004            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    November 2004            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    December 2004            10.00         9.50           9.50           9.50           9.50           9.50           9.50
     January 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    February 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
       March 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
       April 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
         May 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
        June 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
        July 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
      August 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
   September 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
     October 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    November 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    December 2005            10.00         9.50           9.50           9.50           9.50           9.50           9.50
     January 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    February 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
       March 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
       April 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
         May 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
        June 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
        July 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
      August 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
   September 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
     October 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    November 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    December 2006            10.00         9.50           9.50           9.50           9.50           9.50           9.50
     January 2007            10.00         9.50           9.50           9.50           9.50           9.50           9.50
    February 2007            10.00         9.50           9.50           9.50           9.50           9.50           9.50
       March 2007            10.00         9.50           9.50           9.50           9.50           9.50           9.50
       April 2007            10.00         9.50           9.50           9.50           9.50           9.50           9.50
         May 2007            10.00         9.50           9.50           9.50           9.50           9.50           9.50
        June 2007            10.00         9.50           9.50           9.50           9.50           9.50           9.50
        July 2007            10.00         9.50           9.50           9.50           9.50           9.50           9.50

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date      A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-------------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
                       Actual/360    Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
      August 2007            18.60         9.50           9.50           9.50           9.50           9.50           9.50
   September 2007            10.36         9.50           9.50           9.50           9.50           9.50           9.50
     October 2007            10.67         9.50           9.50           9.50           9.50           9.50           9.50
    November 2007            10.89         9.50           9.50           9.50           9.50           9.50           9.50
    December 2007            11.26         9.66           9.66           9.66           9.66           9.66           9.66
     January 2008            10.89         9.50           9.50           9.50           9.50           9.50           9.50
    February 2008            10.89         9.50           9.50           9.50           9.50           9.50           9.50
       March 2008            11.64         9.99           9.99           9.99           9.99           9.99           9.99
       April 2008            10.89         9.50           9.50           9.50           9.50           9.50           9.50
         May 2008            11.26         9.67           9.67           9.67           9.67           9.67           9.67
        June 2008            10.92         9.37           9.37           9.37           9.37           9.37           9.37
        July 2008            11.28         9.68           9.68           9.68           9.68           9.68           9.68
      August 2008            10.91         9.37           9.37           9.37           9.37           9.37           9.37
   September 2008            10.91         9.37           9.37           9.37           9.37           9.37           9.37
     October 2008            11.28         9.68           9.68           9.68           9.68           9.68           9.68
    November 2008            10.92         9.39           9.39           9.39           9.39           9.39           9.39
    December 2008            11.30         9.71           9.71           9.71           9.71           9.71           9.71
     January 2009            10.94         9.40           9.40           9.40           9.40           9.40           9.40
    February 2009            10.94         9.40           9.40           9.40           9.40           9.40           9.40
       March 2009            12.11        10.40          10.40          10.40          10.40          10.40          10.40
       April 2009            10.95         9.40           9.40           9.40           9.40           9.40           9.40
         May 2009            11.75        10.16          10.16          10.16          10.16          10.16          10.16
        June 2009            11.38         9.84           9.84           9.84           9.84           9.84           9.84
        July 2009            11.75        10.16          10.16          10.16          10.16          10.16          10.16
      August 2009            11.38         9.84           9.84           9.84           9.84           9.84           9.84
   September 2009            11.37         9.84           9.84           9.84           9.84           9.84           9.84
     October 2009            11.76        10.16          10.16          10.16          10.16          10.16          10.16
    November 2009            11.51         9.98           9.98           9.98           9.98           9.98           9.98
    December 2009            11.90        10.31          10.31          10.31          10.31          10.31          10.31
     January 2010            11.51         9.98           9.98           9.98           9.98           9.98           9.98
    February 2010            11.51         9.98           9.98           9.98           9.98           9.98           9.98
       March 2010            12.74        11.05          11.05          11.05          11.05          11.05          11.05
       April 2010            11.52         9.98           9.98           9.98           9.98           9.98           9.98
         May 2010            12.04        10.46          10.46          10.46          10.46          10.46          10.46
        June 2010            11.65        10.12          10.12          10.12          10.12          10.12          10.12
        July 2010            11.08        10.46          10.46          10.46          10.46          10.46          10.46

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date      A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-------------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
                       Actual/360    Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
      August 2010            10.51        10.12          10.12          10.12          10.12          10.12          10.12
   September 2010            10.52        10.12          10.12          10.12          10.12          10.12          10.12
     October 2010            10.89        10.46          10.46          10.46          10.46          10.46          10.46
    November 2010            10.68        10.26          10.26          10.26          10.26          10.26          10.26
    December 2010            11.05        10.61          10.61          10.61          10.61          10.61          10.61
     January 2011            10.70        10.26          10.26          10.26          10.26          10.26          10.26
    February 2011            10.72        10.26          10.26          10.26          10.26          10.26          10.26
       March 2011            11.88        11.36          11.36          11.36          11.36          11.36          11.36
       April 2011            10.74        10.26          10.26          10.26          10.26          10.26          10.26
         May 2011            11.11        10.60          10.60          10.60          10.60          10.60          10.60
        June 2011            10.76        10.26          10.26          10.26          10.26          10.26          10.26
        July 2011            11.13        10.60          10.60          10.60          10.60          10.60          10.60
      August 2011            10.79        10.26          10.26          10.26          10.26          10.26          10.26
   September 2011            10.80        10.26          10.26          10.26          10.26          10.26          10.26
     October 2011            11.18        10.60          10.60          10.60          10.60          10.60          10.60
    November 2011            10.83        10.25          10.25          10.25          10.25          10.25          10.25
    December 2011            11.20        10.60          10.60          10.60          10.60          10.60          10.60
     January 2012            10.86        10.25          10.25          10.25          10.25          10.25          10.25
    February 2012            10.87        10.25          10.25          10.25          10.25          10.25          10.25
       March 2012            11.64        10.96          10.96          10.96          10.96          10.96          10.96
       April 2012            10.90        10.25          10.25          10.25          10.25          10.25          10.25
         May 2012            11.29        10.59          10.59          10.59          10.59          10.59          10.59
        June 2012            10.94        10.25          10.25          10.25          10.25          10.25          10.25
        July 2012            11.32        10.59          10.59          10.59          10.59          10.59          10.59
      August 2012            10.97        10.25          10.25          10.25          10.25          10.25          10.25
   September 2012            10.99        10.25          10.25          10.25          10.25          10.25          10.25
     October 2012            11.38        10.59          10.59          10.59          10.59          10.59          10.59
    November 2012            11.03        10.24          10.24          10.24          10.24          10.24          10.24
    December 2012            11.42        10.59          10.59          10.59          10.59          10.59          10.59
     January 2013            11.07        10.24          10.24          10.24          10.24          10.24          10.24
    February 2013            11.09        10.24          10.24          10.24          10.24          10.24          10.24
       March 2013            12.30        11.34          11.34          11.34          11.34          11.34          11.34
       April 2013            11.13        10.24          10.24          10.24          10.24          10.24          10.24
         May 2013            11.53        10.58          10.58          10.58          10.58          10.58          10.58
        June 2013            11.18        10.24          10.24          10.24          10.24          10.24          10.24
        July 2013            11.58        10.58          10.58          10.58          10.58          10.58          10.58

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date      A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-------------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
                       Actual/360    Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
      August 2013            11.23         10.24          10.24          10.24          10.24           10.24          10.24
   September 2013            11.25         10.24          10.24          10.24          10.24           10.24          10.24
     October 2013            11.65         10.58          10.58          10.58          10.58           10.58          10.58
    November 2013            11.30         10.24          10.24          10.24          10.24           10.24              -
    December 2013            11.71         10.58          10.58          10.58          10.58           10.58              -
     January 2014            11.36         10.24          10.24          10.24          10.24           10.24              -
    February 2014            11.39         10.23          10.23          10.23          10.23           10.23              -
       March 2014            12.64         11.33          11.33          11.33          11.33           11.33              -
       April 2014            11.45         10.23          10.23          10.23          10.23           10.23              -
         May 2014            11.86         10.57          10.57          10.57          10.57           10.57              -
        June 2014            11.51         10.23          10.23          10.23          10.23           10.23              -
        July 2014            11.93         10.57          10.57          10.57          10.57           10.57              -
      August 2014            11.57         10.23          10.23          10.23          10.23           10.23              -
   September 2014            11.61         10.23          10.23          10.23          10.23           10.23              -
     October 2014            12.03         10.57          10.57          10.57          10.57               -              -
    November 2014            11.68         10.23          10.23          10.23          10.23               -              -
    December 2014            12.11         10.57          10.57          10.57          10.57               -              -
     January 2015            11.75         10.23          10.23          10.23          10.23               -              -
    February 2015            11.79         10.23          10.23          10.23          10.23               -              -
       March 2015            13.10         11.32          11.32          11.32          11.32               -              -
       April 2015            11.87         10.23          10.23          10.23          10.23               -              -
         May 2015            12.31         10.57          10.57          10.57          10.57               -              -
        June 2015            11.96         10.23          10.23          10.23          10.23               -              -
        July 2015            12.40         10.57          10.57          10.57              -               -              -
      August 2015            12.05         10.23          10.23          10.23              -               -              -
   September 2015            12.10         10.22          10.22          10.22              -               -              -
     October 2015            12.55         10.56          10.56          10.56              -               -              -
    November 2015            12.19         10.22          10.22          10.22              -               -              -
    December 2015            12.65         10.56          10.56          10.56              -               -              -
     January 2016            12.29         10.22          10.22          10.22              -               -              -
    February 2016            12.35         10.22          10.22          10.22              -               -              -
       March 2016            13.26         10.93          10.93              -              -               -              -
       April 2016            12.46         10.22          10.22              -              -               -              -
         May 2016            12.93         10.56          10.56              -              -               -              -
        June 2016            12.57         10.22          10.22              -              -               -              -
        July 2016            13.06         10.56          10.56              -              -               -              -

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date      A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-------------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
                       Actual/360    Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
      August 2016            12.70        10.22          10.22              -              -              -              -
   September 2016            12.76        10.22          10.22              -              -              -              -
     October 2016            13.25        10.56          10.56              -              -              -              -
    November 2016            12.89        10.22          10.22              -              -              -              -
    December 2016            13.40        10.56          10.56              -              -              -              -
     January 2017            13.03        10.22          10.22              -              -              -              -
    February 2017            13.11        10.22          10.22              -              -              -              -
       March 2017            14.59        11.31          11.31              -              -              -              -
       April 2017            13.26        10.22          10.22              -              -              -              -
         May 2017            13.78        10.56          10.56              -              -              -              -
        June 2017            13.42        10.22          10.22              -              -              -              -
        July 2017            13.95        10.56          10.56              -              -              -              -
      August 2017            13.59        10.22          10.22              -              -              -              -
   September 2017            13.68        10.22          10.22              -              -              -              -
     October 2017            14.22        10.56              -              -              -              -              -
    November 2017            13.86        10.22              -              -              -              -              -
    December 2017            14.42        10.56              -              -              -              -              -
     January 2018            14.05        10.22              -              -              -              -              -
    February 2018            14.15        10.22              -              -              -              -              -
       March 2018            15.78        11.31              -              -              -              -              -
       April 2018            14.36        10.22              -              -              -              -              -
         May 2018            14.95        10.56              -              -              -              -              -
        June 2018            14.58        10.22              -              -              -              -              -
        July 2018            15.18        10.56              -              -              -              -              -
      August 2018            14.81        10.22              -              -              -              -              -
   September 2018            14.93        10.22              -              -              -              -              -
     October 2018            15.56        10.56              -              -              -              -              -
    November 2018            15.18        10.22              -              -              -              -              -
    December 2018            15.82        10.56              -              -              -              -              -
     January 2019            15.46            -              -              -              -              -              -
    February 2019            15.67            -              -              -              -              -              -
       March 2019            17.60            -              -              -              -              -              -
       April 2019            16.14            -              -              -              -              -              -
         May 2019            16.93            -              -              -              -              -              -
        June 2019            16.66            -              -              -              -              -              -
        July 2019            17.51            -              -              -              -              -              -

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date      A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)     B-2 Cap (%)    B-3 Cap (%)
-------------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
                       Actual/360    Actual/360     Actual/360     Actual/360     Actual/360      Actual/360     Actual/360
      August 2019            17.24            -              -              -              -              -              -
   September 2019            17.56            -              -              -              -              -              -
     October 2019            18.49            -              -              -              -              -              -
    November 2019            18.26            -              -              -              -              -              -
    December 2019            19.27            -              -              -              -              -              -
     January 2020            19.06            -              -              -              -              -              -
    February 2020            19.51            -              -              -              -              -              -
       March 2020            21.37            -              -              -              -              -              -
       April 2020            20.51            -              -              -              -              -              -
         May 2020            21.77            -              -              -              -              -              -
        June 2020            21.68            -              -              -              -              -              -
        July 2020            23.09            -              -              -              -              -              -
      August 2020            23.07            -              -              -              -              -              -
   September 2020            23.87            -              -              -              -              -              -
     October 2020            25.58            -              -              -              -              -              -
    November 2020            25.73            -              -              -              -              -              -
    December 2020            27.71            -              -              -              -              -              -
     January 2021            28.04            -              -              -              -              -              -
    February 2021            29.41            -              -              -              -              -              -
       March 2021            34.29            -              -              -              -              -              -
       April 2021            32.75            -              -              -              -              -              -
         May 2021            35.98            -              -              -              -              -              -
        June 2021            37.23            -              -              -              -              -              -
        July 2021            41.41            -              -              -              -              -              -
      August 2021            43.51            -              -              -              -              -              -
   September 2021            47.70            -              -              -              -              -              -
     October 2021            54.71            -              -              -              -              -              -
    November 2021            59.70            -              -              -              -              -              -
    December 2021            71.01            -              -              -              -              -              -
     January 2022            81.35            -              -              -              -              -              -
    February 2022           100.32            -              -              -              -              -              -
       March 2022           146.11            -              -              -              -              -              -
       April 2022           195.35            -              -              -              -              -              -
         May 2022           *                 -              -              -              -              -              -
        June 2022           -                 -              -              -              -              -              -
        July 2022           -                 -              -              -              -              -              -

* On the distribution date in May 2022, the Class A-2 Certificate Balance will be $144,159 and are paid $48,548 in interest.

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                          Interest Rate Cap Schedules

                               Class A-2 Cap Notional Balance
                       ----------------------------------------------
Distribution Date      Balance ($)   Strike (%)  Ceiling   Multiplier
      August 2004       35,261,900        6.070     9.65        10.00
   September 2004       34,397,032        5.450     9.65        10.00
     October 2004       33,540,937        5.650     9.65        10.00
    November 2004       32,693,190        5.470     9.65        10.00
    December 2004       31,853,422        5.680     9.65        10.00
     January 2005       31,021,318        5.490     9.65        10.00
    February 2005       30,196,613        5.490     9.65        10.00
       March 2005       29,379,101        6.120     9.65        10.00
       April 2005       28,568,624        5.500     9.65        10.00
         May 2005       27,765,091        5.710     9.65        10.00
        June 2005       26,968,437        5.530     9.65        10.00
        July 2005       26,178,685        5.730     9.65        10.00
      August 2005       25,395,880        5.540     9.65        10.00
   September 2005       24,624,812        5.540     9.65        10.00
     October 2005       23,871,896        5.740     9.65        10.00
    November 2005       23,136,710        5.550     9.65        10.00
    December 2005       22,418,833        5.770     9.65        10.00
     January 2006       21,717,859        5.580     9.65        10.00
    February 2006       21,033,391        5.580     9.65        10.00
       March 2006       20,365,041        6.220     9.65        10.00
       April 2006       19,712,431        5.600     9.65        10.00
         May 2006       19,075,194        7.630     9.65        10.00
        June 2006       18,454,885        7.410     9.65        10.00
        July 2006       17,849,190        7.680     9.65        10.00
      August 2006       17,257,723        7.430     9.65        10.00
   September 2006       16,680,150        7.440     9.65        10.00
     October 2006       16,116,144        7.710     9.65        10.00
    November 2006       15,565,391        8.050     9.65        10.00
    December 2006       15,027,980        8.360     9.65        10.00
     January 2007       14,503,197        8.090     9.65        10.00
    February 2007       13,990,738        8.100     9.65        10.00
       March 2007       13,490,313        9.020     9.65        10.00
       April 2007       13,001,640        8.130     9.65        10.00
         May 2007       12,524,449        9.080     9.65        10.00
        June 2007       12,058,814        8.860     9.65        10.00
        July 2007       11,604,142        9.180     9.65        10.00
      August 2007                -            -        -            -
   September 2007                -            -        -            -
     October 2007                -            -        -            -
    November 2007                -            -        -            -
    December 2007                -            -        -            -
     January 2008                -            -        -            -
    February 2008                -            -        -            -
       March 2008                -            -        -            -
       April 2008                -            -        -            -
         May 2008                -            -        -            -


                                  Class M Cap Notional Balance
                       ------------------------------------------------
Distribution Date      Balance ($)    Strike (%)   Ceiling   Multiplier
      August 2004       11,857,600         5.400      8.57        10.00
   September 2004       11,857,600         4.790      8.57        10.00
     October 2004       11,857,600         4.980      8.57        10.00
    November 2004       11,857,600         4.800      8.57        10.00
    December 2004       11,857,600         5.000      8.57        10.00
     January 2005       11,857,600         4.810      8.57        10.00
    February 2005       11,857,600         4.810      8.57        10.00
       March 2005       11,857,600         5.430      8.57        10.00
       April 2005       11,857,600         4.820      8.57        10.00
         May 2005       11,857,600         5.020      8.57        10.00
        June 2005       11,857,600         4.840      8.57        10.00
        July 2005       11,857,600         5.030      8.57        10.00
      August 2005       11,857,600         4.840      8.57        10.00
   September 2005       11,857,600         4.840      8.57        10.00
     October 2005       11,857,600         5.030      8.57        10.00
    November 2005       11,857,600         4.850      8.57        10.00
    December 2005       11,857,600         5.050      8.57        10.00
     January 2006       11,857,600         4.850      8.57        10.00
    February 2006       11,857,600         4.850      8.57        10.00
       March 2006       11,857,600         5.470      8.57        10.00
       April 2006       11,857,600         4.860      8.57        10.00
         May 2006       11,857,600         6.810      8.57        10.00
        June 2006       11,857,600         6.570      8.57        10.00
        July 2006       11,857,600         6.820      8.57        10.00
      August 2006       11,857,600         6.570      8.57        10.00
   September 2006       11,857,600         6.570      8.57        10.00
     October 2006       11,857,600         6.820      8.57        10.00
    November 2006       11,857,600         7.150      8.57        10.00
    December 2006       11,857,600         7.430      8.57        10.00
     January 2007       11,857,600         7.160      8.57        10.00
    February 2007       11,857,600         7.150      8.57        10.00
       March 2007       11,857,600         8.020      8.57        10.00
       April 2007       11,857,600         7.160      8.57        10.00
         May 2007       11,857,600         8.070      8.57        10.00
        June 2007       11,857,600         7.830      8.57        10.00
        July 2007       11,857,600         8.120      8.57        10.00
      August 2007       11,857,600         7.820      8.57        10.00
   September 2007       11,746,082         7.820      8.57        10.00
     October 2007       10,810,675         8.120      8.57        10.00
    November 2007        9,897,252         8.400      8.57        10.00
    December 2007        9,310,470         8.570      8.57        10.00
     January 2008        9,090,656         8.420      8.57        10.00
    February 2008        8,876,007         8.420      8.57        10.00
       March 2008        8,666,400         8.570      8.57        10.00
       April 2008        8,461,718         8.410      8.57        10.00
         May 2008                -             -         -            -


                                  Class B Cap Notional Balance
                       -------------------------------------------------
Distribution Date      Balance ($)     Strike (%)  Ceiling    Multiplier
      August 2004        4,785,700          3.650     6.82         10.00
   September 2004        4,785,700          3.040     6.82         10.00
     October 2004        4,785,700          3.230     6.82         10.00
    November 2004        4,785,700          3.050     6.82         10.00
    December 2004        4,785,700          3.250     6.82         10.00
     January 2005        4,785,700          3.060     6.82         10.00
    February 2005        4,785,700          3.060     6.82         10.00
       March 2005        4,785,700          3.680     6.82         10.00
       April 2005        4,785,700          3.070     6.82         10.00
         May 2005        4,785,700          3.270     6.82         10.00
        June 2005        4,785,700          3.090     6.82         10.00
        July 2005        4,785,700          3.280     6.82         10.00
      August 2005        4,785,700          3.090     6.82         10.00
   September 2005        4,785,700          3.090     6.82         10.00
     October 2005        4,785,700          3.280     6.82         10.00
    November 2005        4,785,700          3.100     6.82         10.00
    December 2005        4,785,700          3.300     6.82         10.00
     January 2006        4,785,700          3.100     6.82         10.00
    February 2006        4,785,700          3.100     6.82         10.00
       March 2006        4,785,700          3.720     6.82         10.00
       April 2006        4,785,700          3.110     6.82         10.00
         May 2006        4,785,700          5.060     6.82         10.00
        June 2006        4,785,700          4.820     6.82         10.00
        July 2006        4,785,700          5.070     6.82         10.00
      August 2006        4,785,700          4.820     6.82         10.00
   September 2006        4,785,700          4.820     6.82         10.00
     October 2006        4,785,700          5.070     6.82         10.00
    November 2006        4,785,700          5.400     6.82         10.00
    December 2006        4,785,700          5.680     6.82         10.00
     January 2007        4,785,700          5.410     6.82         10.00
    February 2007        4,785,700          5.400     6.82         10.00
       March 2007        4,785,700          6.270     6.82         10.00
       April 2007        4,785,700          5.410     6.82         10.00
         May 2007        4,785,700          6.320     6.82         10.00
        June 2007        4,785,700          6.080     6.82         10.00
        July 2007        4,785,700          6.370     6.82         10.00
      August 2007        4,785,700          6.070     6.82         10.00
   September 2007        4,036,983          6.070     6.82         10.00
     October 2007        3,941,639          6.370     6.82         10.00
    November 2007        3,848,537          6.650     6.82         10.00
    December 2007        3,757,684          6.820     6.82         10.00
     January 2008        3,668,968          6.670     6.82         10.00
    February 2008        3,582,336          6.670     6.82         10.00
       March 2008        3,497,739          6.820     6.82         10.00
       April 2008        3,415,130          6.660     6.82         10.00
         May 2008                -              -        -             -



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
      Barclays Capital - Asset Securitization Group                July 13, 2004
      First Franklin Mortgage Loan Trust 2004-FF6

--------------------------------------------------------------------------------


                      Class A-2A Trigger Balance Schedule


         Distribution Date          Month           Trigger limit ($)
         ------------------------------------------------------------
                 July 2011            84                 [  ]
               August 2011            85                 [  ]
            September 2011            86                 [  ]
              October 2011            87                 [  ]
             November 2011            88                 [  ]
             December 2011            89                 [  ]
              January 2012            90                 [  ]
             February 2012            91                 [  ]
                March 2012            92                 [  ]
                April 2012            93                 [  ]
                  May 2012            94                 [  ]
                 June 2012            95                 [  ]
                 July 2012            96                 [  ]









--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS
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